Exhibit 10.39

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered effective as of August 7, 2014 (the “Effective Date”), by and between AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership (“Purchaser”), ECI ACQUISITION 1, LLC, a Delaware limited liability company VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company, MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company, BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company, MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company, CARROLL ASSISTED LIVING LLC, an Iowa limited liability company, FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company and BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company (collectively, the “Seller”).
WHEREAS, Purchaser and Seller entered into that certain Asset Purchase Agreement dated August 1, 2014 (the “Agreement”), and the parties desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.	Due Diligence Period. The “Due Diligence Period” for purposes of the Agreement shall mean a period extending until 5:00 p.m. Eastern time on August 8, 2014.

3.	Agreement Remains In Effect. The Agreement, as modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

4.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

ECI ACQUISITION 1, LLC,
a Delaware limited liability company
By: Elliott Company of Iowa, Inc., its sole member

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

VILLAGE ASSISTED LIVING LLC,
an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

MT. PLEASANT ASSISTED LIVING LLC,
an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

CARROLL ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company

By:    /s/ James T. Elliott IV
Name:     James T. Elliott IV
Title:    President

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By:    /s/ Edward M. Weil, Jr.
Name:     Edward M. Weil, Jr.
Title:    President